UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2015

Jason Industries, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36051	46- 2888322
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

411 East Wisconsin Avenue, Suite 2100
Milwaukee, Wisconsin 53202
(Address of Principal executive offices, including Zip Code)

(414) 277-9300
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Interim Chief Executive Officer.  On November 6, 2015, the Board of Directors (the “Board”) of Jason Industries, Inc. (the “Company”) appointed Jeffry N. Quinn as interim Chief Executive Officer effective immediately.  Mr. Quinn will remain Chairman of the Board, but will no longer serve as a member of the Company’s Corporate Governance and Nominating Committee.

Mr. Quinn succeeds David C. Westgate, who agreed to resign from the Company and the Board on November 6, 2015.

Mr. Quinn, age 56, will serve as interim Chief Executive Officer while the Board conducts a search for a new Chief Executive Officer.

Prior to the Company’s business combination transaction, which was completed on June 30, 2014, Mr. Quinn served as its President, Chief Executive Officer and Chairman from inception in May 2013 until June 30, 2014. He is also the founder, Chairman, Chief Executive Officer and Managing Member of Quinpario Partners LLC, an investment, operating and management firm, and has served in such roles since 2012. Prior to forming Quinpario Partners LLC, Mr. Quinn was President, Chief Executive Officer and Chairman of the Board of Solutia Inc. (formerly NYSE: SOA), a global specialty chemical and performance materials company. From 2004 to 2012, Mr. Quinn served as the President and Chief Executive Officer of Solutia, and served as the Chairman of the Board from 2006 to 2012. Mr. Quinn currently serves as Chairman of the Human Resources and Compensation Committee of Tronox Limited (NYSE: TROX), as a member of the Compensation and Strategy Committees of Ferro Corporation (NYSE: FOE) and as Chairman of the Compensation Committee and as a member of the Audit, Nominating and Governance and Corporate Responsibility Committees of W.R. Grace & Co. (NYSE: GRA). Mr. Quinn is also the Chairman of the Board of Quinpario Acquisition Corp. 2 (NASDAQ: QPACU), a blank check company formed for the purpose of entering into a business combination.

The Company entered into an Interim Services Agreement dated as of November 8, 2015 (the “Agreement”), with Mr. Quinn related to his service as interim Chief Executive Officer.  Mr. Quinn will receive a monthly fee of $100,000 pursuant to the terms of the Agreement. Mr. Quinn will also receive reimbursement of expenses, including reasonable temporary housing expenses and travel expenses. The Agreement is for a six month period, unless terminated earlier pursuant to the terms of the Agreement. During the term of the Agreement, Mr. Quinn will not receive director or Chairman fees under the Company’s director compensation arrangements.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.  The Company previously entered into its standard form of indemnification agreement with Mr. Quinn, which was filed as Exhibit 10.13 to the Company’s Current Report on Form 8-K filed on July 7, 2014.

A copy of the Company’s press release related to the appointment of Mr. Quinn as interim Chief Executive Officer is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

On November 10, 2015, the Company entered into a General Release with Mr. Westgate in connection with his resignation. In the General Release, Mr. Westgate agreed to a waiver and release of all claims arising from his employment with the Company and the Company agreed that in addition to benefits accrued, but not paid, as of the date of Mr. Westgate’s resignation, he will receive $4,077,000, which is equal to two (2) times the total of his base salary and target bonus for fiscal 2015, to be paid in monthly installments for a period of twelve (12) months following his resignation date set forth in the General Release, and he will also receive a pro rata bonus amount equal to $182,271, payable in a cash lump sum within sixty (60) days following his resignation date set forth in the General Release. These payments are equal to the amounts payable as a result of a termination without cause pursuant to his employment agreement. The Company will pay the employer portion of Mr. Westgate’s health insurance, and he will also receive the continuation of life insurance benefits, long-term disability, long-term care and accidental death and dismemberment insurance, for the shorter of 18 months or until he becomes eligible for such benefits under another plan.

Mr. Westgate’s outstanding restricted stock units (“RSUs”) will be treated as follows: (i) all time-vesting RSUs will vest as of his resignation date set forth in the General Release; (ii) all stock price-vesting RSUs will remain outstanding and will continue to be eligible to vest for a period of one year following his resignation date set forth in the General Release; and (iii) a pro-rated portion of his adjusted EBITDA-vesting RSUs (based on the number days served during the performance period) will remain outstanding and will be eligible to vest based on Company performance during the three-year performance period.

The foregoing description of the arrangements with Mr. Westgate does not purport to be complete and is qualified in its entirety by reference to the complete text of the General Release, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Resignation of Directors. On November 4, 2015, Robert H. Jenkins resigned as a director of the Company effective immediately. At the time of his resignation, Mr. Jenkins was a member of the Compensation Committee and the Corporate Governance and Nominating Committee. In Mr. Jenkin’s resignation letter, he stated that his resignation was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On November 6, 2015, Vincent L. Martin resigned as a director of the Company effective immediately. At the time of his resignation, Mr. Martin was a member of the Corporate Governance and Nominating Committee. In his letter of resignation, Mr. Martin stated that he was strongly opposed to the Chief Executive Officer change.

The description of Mr. Martin’s letter of resignation is qualified in its entirety by reference to the full text of such letter, which is attached to this Current Report on Form 8-K as Exhibit 17.1.

The Company has provided Mr. Martin with a copy of this Current Report on Form 8-K, and has advised him of his opportunity to furnish the Company as promptly as possible with a letter stating whether he agrees with the statements made in this Current Report on Form 8-K, and, if not, stating the respects in which he does not agree. The Company will file any letter received from Mr. Martin as an exhibit by an amendment to this Current Report on Form 8-K as and to the extent required by Item 5.02(a)(3) of Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits. The following exhibit is being filed herewith:

Exhibit No.     Description

10.1	Interim Services Agreement dated as of November 8, 2015, between Jason Industries, Inc. and Jeffry N. Quinn.

10.2	General Release, Dated November 10, 2015.

17.1	Letter from Vincent L. Martin resigning as a Director.

99.1	Press Release, dated November 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JASON INDUSTRIES, INC.

By:    /s/ Sarah C. Sutton
Name:    Sarah C. Sutton
Title:    Chief Financial Officer

Date: November 10, 2015

EXHIBIT INDEX

Exhibit No.     Description

10.1	Interim Services Agreement dated as of November 8, 2015, between Jason Industries, Inc. and Jeffry N. Quinn.

10.2	General Release, Dated November 10, 2015.

17.1	Letter from Vincent L. Martin resigning as a Director.

99.1	Press Release, dated November 9, 2015.